                                                            September 25, 1990

G. T. Capital Management, Inc.
50 California Street
San Francisco, CA 94111

        RE:     Investment Management and Administration Fee
                Agreement of G.T. Global Growth & Income Fund
                ---------------------------------------------

Ladies and Gentlemen:

        G.T. Investment Funds, Inc. ("Company") has appointed G.T. Capital Management, Inc. ("G.T. Capital") to act as investment manager and administrator to a new fund organized as a series of the Company, G.T. Global Growth and Income Fund (formerly G.T. Portfolio Strategy Fund) (the "Fund"), pursuant to the terms of the Investment Management and Administration Contract between the Company and G. T. Capital currently in effect ("Management Contract"). For providing services to the Fund pursuant to the Management Contract, the Fund will pay G.T. Capital investment management and administration fees at the annualized rate of 1.00% of the Fund's average daily net assets. Such fees are to be calculated daily and paid monthly by the Fund.

        Please indicate your agreement with the provisions of the foregoing paragraph by executing this letter in the space set forth for such execution below.

                                             Sincerely,

                                             G.T. INVESTMENT FUNDS, INC.

                                             By:  /s/ Jeffrey S. Bartfeld
                                                  ------------------------
                                                  Jeffrey S. Bartfeld
                                                  Vice President and Principal
                                                  Accounting Officer


AGREED AND ACCEPTED:

G.T. CAPITAL MANAGEMENT, INC.

By:  /s/ James W. Churm
     -------------------
     James W. Churm
     Vice President and
     General Counsel

                                                                July 17, 1991


G.T. Capital Management, Inc.
50 California Street
San Francisco, California 94111

        RE:     Investment Management and Administration Fee
                Agreement for G.T. Latin America Fund and
                G.T. Global Small Companies Fund
                ----------------------------------------------

Ladies and Gentlemen:

        G.T. Investment Funds, Inc. ("Company") has appointed G.T. Capital Management, Inc. ("G.T. Capital") to act as investment manager and administrator to two new funds organized as series of the Company, G.T. Latin America Fund and G.T. Global Small Companies Fund (collectively, "New Funds"), pursuant to the terms of the Investment Management and Administration Contract between the Company and G. T. Capital currently in effect ("Management Contract"). For providing services to each of the New Funds pursuant to the Management Contract, each New Fund will pay G.T. Capital investment management and administration fees at the annualized rate of 1.00% of the New Fund's average daily net assets. Such fees are to be calculated daily and paid monthly by each New Fund.

        Please indicate your agreement with the provisions of the foregoing paragraph by executing this letter in the space set forth for such execution below.

                                             Sincerely,

                                             G.T. INVESTMENT FUNDS, INC.

                                             By:  /s/ Jeffrey S. Bartfeld
                                                  -----------------------
                                                  Jeffrey S. Bartfeld
                                                  Vice President and Principal
                                                  Accounting Officer

AGREED AND ACCEPTED:

G.T. CAPITAL MANAGEMENT, INC.

By: /s/ James W Churm
    -------------------
       James W. Churm
       Vice President and General Counsel

                                                              January 15, 1992

G.T. Capital Management, Inc.
50 California Street
27th Floor
San Francisco, CA 94111

        Re:     Investment Management and Administration Fee
                Agreement for G.T. Global Telecommunications Fund

Ladies and Gentlemen:

        G.T. Investment Funds, Inc. ("Company") has appointed G.T. Capital Management, Inc. ("G.T Capital") to act as investment manager and administrator to a new fund organized as a series of the Company, G.T. Global Telecommunications Fund (the "Fund"), pursuant to the terms of the Investment Management and Administration Contract between the Company and G.T. Capital currently in effect ("Management Contract"). For providing services to the Fund pursuant to the Management Contract, the Fund will pay G.T. Capital investment management and administration fees at the annualized rate of 1.00% of the Fund's average daily net assets. Such fees are to be calculated daily and paid monthly by the Fund.

        Please indicate your agreement with the provisions of the foregoing paragraph by executing this letter in the space set forth for such execution below.

                                             Sincerely,

                                             G.T. INVESTMENT FUNDS, INC.


                                             By:  /s/ Jeffrey S. Bartfeld
                                                  -----------------------
                                                  Jeffrey S. Bartfeld
                                                  Vice President and Principal
                                                  Accounting Officer


AGREED AND ACCEPTED:

G.T. CAPITAL MANAGEMENT, INC.


By:  /s/ James W. Churm
     -------------------
     James W. Churm
     Vice President and General Counsel

                                                                   May 4, 1992

G. T. Capital Management, Inc.
50 California Street
27th Floor
San Francisco, CA 94111

        Re:     Investment Management and Administration Fee
                Agreement for G.T. Global Emerging Markets Fund

Ladies and Gentlemen:

        G.T. Investment Funds, Inc. ("Company") has appointed G.T. Capital Management, Inc. ("G.T. Capital") to act as investment manager and administrator to a new fund organized as a series of the Company, G.T. Global Emerging Markets Fund (the "Fund"), pursuant to the terms of the Investment Management and Administration Contract between the Company and G.T. Capital currently in effect ("Management Contract"). For providing services to the Fund pursuant to the Management Contract, the Fund will pay G.T. Capital investment management and administration fees at the annualized rate of 1.00% of the Fund's average daily net assets. Such fees are to be calculated daily and paid monthly by the Fund.

        Please indicate your agreement with the provisions of the foregoing paragraph by executing this letter in the space set forth for such execution below.

                                        Sincerely,

                                        G.T. INVESTMENT FUNDS, INC.

                                        By:  /s/ James R. Tufts
                                             ----------------------
                                             James R. Tufts
                                             Vice President and Principal
                                             Financing and Accounting Officer


AGREED AND ACCEPTED:

G.T. CAPITAL MANAGEMENT, INC.


By:  /s/  James W. Churm
     --------------------
     James W. Churm
     Vice President and
     General Counsel